SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 31, 1995

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as seller under a Pooling and Servicing Agreement dated as of September 1, 1992 providing for, inter alia, the issuance of Mortgage Pass-Through
Certificates, Series 1992-S30)


           Residential Funding Mortgage Securities I, Inc.
     (Exact name of registrant as specified in its charter)

DELAWARE                     33-54227        75-2006294
(State or Other Jurisdiction   Commission    (I.R.S. Employer
of Incorporation)             File Number)   Identification No.)



 8400 Normandale Lake Blvd. Suite 600 Minneapolis,Minnesota 55437
 (Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000







Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          1. Amendatory Agreement Number One to the Pooling and Servicing Agreement, dated as of May 19, 1995 among Residential Funding Mortgage Securities I, Inc. as seller, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.



                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL FUNDING
                              MORTGAGE SECURITIES I,
                              INC.


                              By:   /s/ Bruce J. Legan
                              Name: Bruce J. Legan
                              Title:     Director


Dated:  May 31, 1995



                            EXHIBITS